UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 13, 2006

FOOTSTAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11681	22-3439443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

933 MacArthur Boulevard, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

(201) 934-2000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of Footstar, Inc. (the “Company”) dated March 13, 2006.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release of Footstar, Inc., dated March 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 13, 2006
FOOTSTAR, INC.

		By:	/s/ Maureen Richards
Maureen Richards
Senior Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Footstar, Inc., dated March 13, 2006.